UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

T. Rowe Price Group, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64197-P24560 T. ROWE PRICE GROUP, INC. 2025 Annual Meeting of Stockholders (“Annual Meeting”) Vote by May 7, 2025 11:59 PM ET. For shares held in a Plan, vote by May 6, 2025 11:59 PM ET. You invested in T. ROWE PRICE GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 8, 2025. Vote Virtually at the Annual Meeting* May 8, 2025 8:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/TROW2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Please retain this document and the control # below in order to vote your shares at the Annual Meeting. T. ROWE PRICE GROUP, INC. 1307 POINT STREET BALTIMORE, MD 21231

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V64198-P24560 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors: 1a. Glenn R. August For 1b. Mark S. Bartlett For 1c. William P. Donnelly For 1d. Dina Dublon For 1e. Robert F. MacLellan For 1f. Eileen P. Rominger For 1g. Robert W. Sharps For 1h. Cynthia F. Smith For 1i. Robert J. Stevens For 1j. Sandra S. Wijnberg For 1k. Alan D. Wilson For 2. Approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers. For 3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025. For 4. Consider a stockholder proposal for a shareholder approval requirement for excessive golden parachutes. Against THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, AS RECOMMENDED BY THE BOARD OF DIRECTORS.